                    AMENDMENT NUMBER ONE TO CREDIT AGREEMENT
                    ----------------------------------------


     This AMENDMENT NUMBER ONE TO CREDIT AGREEMENT, dated as of April 28, 1994 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions which are signatories to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks thereunder (in such capacity, the "Agent").

     WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement to provide for, among other things, the making of revolving loans by the Banks to the Borrower in an aggregate principal amount of up to $100,000,000 at any time outstanding.

     WHEREAS, subject to the terms and conditions contained herein, the Banks are willing to amend such provisions of the Credit Agreement and to permit the incurrence of such Indebtedness.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                        DEFINITIONS FOR THIS AMENDMENT;
                        ------------------------------
                 AMENDMENT OF ARTICLE I OF THE CREDIT AGREEMENT
                 ----------------------------------------------

     1.1 Definitions for this Amendment. Any and all initially capitalized terms
         ------------------------------
used herein shall have the meanings ascribed thereto in the Credit Agreement unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

     "Agent" shall have the meaning set forth in the introduction to this
      -----
     Amendment.

     "Amendment" means this Amendment Number One to Credit Agreement among the
      ---------
     Borrower, the Banks, and the Agent.

     "Bank" and "Banks" shall have the respective meanings set forth in the
      ----       -----
     introduction to this Amendment.

     "Borrower" shall have the meaning set forth in the introduction to this
      --------
     Amendment.

     "Credit Agreement" means that certain Credit Agreement, dated as of May 20,
      ----------------
     1993, among the Borrower, the Banks, and the Agent.

     1.2  Amendment of Section 1.1 of the Credit Agreement.  Section 1.1 of the
          ------------------------------------------------
Credit Agreement is hereby amended by (a) deleting the following defined terms in their entireties: "Commitment," "Healthcare Property," and "Termination Date"; and (b) inserting the following defined terms:

     "Commitment" means, when used with reference to any Bank at the time any
      ----------
     determination thereof is to be made, the amount set forth opposite the name of such Bank on the signature pages of the First Amendment, as from time to time reduced pursuant to Section 4.1, or, where the context so requires,
                              -----------
     the obligation of such Bank to make Loans up to such amount on the terms and conditions set forth in this Agreement.

     "First Amendment" means that certain Amendment Number One to Credit
      ---------------
     Agreement, dated as of April 28, 1994, among the Borrower, the Banks, and the Agent.

     "Healthcare Property" means a property operating as a nursing home, an
      -------------------
     acute care hospital, a rehabilitation hospital, an assisted living facility, an adult congregate living facility, a personal care facility, a medical office building, or any combination of the foregoing; provided that
                                                                   --------
     any of the foregoing may also include independent living units as a part of any such property.

     "Termination Date" means, unless extended pursuant to Section 4.1(b), March
      ----------------                                     --------------
     31, 1997.


                                   ARTICLE 2

                        AMENDMENT OF CERTAIN PROVISIONS
                        -------------------------------
                            OF THE CREDIT AGREEMENT
                            -----------------------

     2.1  Amendment of Section 9.4 of the Credit Agreement.  Section 9.4 of the
          ------------------------------------------------
Credit Agreement is amended by deleting subsections (f)(iii) and (iv) therefrom in their entireties and substituting therefor the following subsections:

          (iii) additional purchases of Healthcare Properties of other Persons the consideration (whether in cash or in kind) for which (exclusive of expenditures permitted under subsection (g)) does not exceed (A) $15,000,000 individually, (B) $100,000,000 in aggregate in any fiscal year, and (C) $250,000,000 in the aggregate after May 20, 1993 (or such greater amounts as shall be approved by the prior written consent of the Majority Banks); provided that, after giving effect to such purchase, no Default
             --------
     shall have occurred and be continuing; provided further that, at the time
                                            ----------------
     of any such purchase, the subject Healthcare Property shall have been in operation for not less than three years and all material construction of facilities on such property shall have been completed;

          (iv) Investments in mortgage loans secured by Healthcare Properties in an aggregate amount not to exceed $150,000,000; or

                                   ARTICLE 3

                                 MISCELLANEOUS
                                 -------------

     3.1  Loan Documents.  This Amendment shall be one of the Loan Documents.
          --------------

     3.2  Execution.  This Amendment may be executed in any number of
          ---------
counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     3.3  Effectiveness.  This Amendment shall be effective as of the date first
          -------------
written above, when (a) one or more counterparts hereof shall have been executed by the Borrower, the Banks, and the Agent and shall have been delivered to the Agent; (b) the Agent shall have received new Notes, dated as of the date hereof, executed by the Borrower evidencing the increased Commitments provided for hereunder; (c) the Borrower shall have paid $37,500 to the Agent for the account of the Banks that increased their respective Commitments pursuant to this Amendment, to be allocated in proportion to such increases; and (d) the Borrower shall have paid to the Agent such fees for arrangement services rendered by it as separately agreed upon between the Borrower and the Agent.

     3.4  No Other Amendment.  Except as expressly amended hereby, the Credit
          ------------------
Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

     3.5  Governing Law.  This Amendment shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                                    THE BORROWER
                                    ------------

                                    NATIONWIDE HEALTH PROPERTIES, INC.


                                    By        MARK L. DESMOND
                                      -------------------------------------
                                      Title:  Vice President and
                                              Treasurer

                                    THE AGENT
                                    ---------

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    By       RICHARD LA POINT
                                      -------------------------------------
                                      Title: Vice President



                                    THE BANKS
                                    ---------

Commitment:                         WELLS FARGO BANK, NATIONAL ASSOCIATION
- - ----------



$42,000,000                         By       RICHARD LA POINT
                                      -------------------------------------
                                      Title: Vice President



$25,000,000                         NATIONAL WESTMINSTER BANK USA



                                    By       W. WAKEFIELD SMITH
                                      -------------------------------------
                                      Title: Vice President



$19,000,000                         THE DAIWA BANK, LIMITED



                                    By       YVONNE K. TSO
                                      -------------------------------------
                                      Title: Vice President


                                    By       STEVEN K. JOHNSON
                                      -------------------------------------
                                      Title:

$14,000,000                         SANWA BANK CALIFORNIA



                                    By       DEL LORIMER
                                      -------------------------------------
                                      Title: